Exhibit 10.4 CONSENT This Consent (this “Consent”), dated as of May 13, 2019, is made by and between KVH INDUSTRIES, INC., a Delaware corporation (“Borrower”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, “Administrative Agent”). W I T N E S S E T H: WHEREAS, Borrower and Administrative Agent are parties to a certain Amended and Restated Credit Agreement, dated as of October 30, 2018 (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, the “Credit Agreement”); WHEREAS, Borrower has advised Administrative Agent that KVH MEDIA GROUP LIMITED, a private limited company incorporated under the laws of England with registered number 06462774 (“Seller”), is selling 100% of the Equity Interest (the “Sale”) of each of SUPER DRAGON LIMITED, a private company incorporated under the laws of Hong Kong with company number 1327525 (“Super Dragon”) and VIDEOTEL MARINE ASIA LIMITED, a private company incorporated under the laws of Hong Kong with company number 1110854 (“Videotel” and together with Super Dragon, the “Companies”), pursuant to that certain Share Purchase Agreement, dated as of May 13, 2019, by and among Seller and [Oakley SPV], as purchaser (“Purchaser”), and the Borrower, as a guarantor of the obligations of the Seller under such agreement (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, the “Purchase Agreement”); WHEREAS, each of Seller and the Companies is a Subsidiary of Borrower; WHEREAS, concurrently with the Sale, Purchaser and Seller have entered or will enter into a financing arrangement, pursuant to which Seller will make available to Purchaser a loan or other financial accommodations in the aggregate amount of $90,000,000, and Purchaser and Seller will enter into a Loan Agreement (the “Loan Agreement”) in respect thereof (the “Bridge Loan”); WHEREAS, the proceeds of the Bridge Loan shall be used by the Purchaser to consummate the Sale, and the Bridge Loan shall mature thirty (30) Business Days after the incurrence thereof; WHEREAS, (i) the Sale is a Disposition (as defined in the Credit Agreement), (ii) pursuant to Section 7.05 of the Credit Agreement, Seller, as a Subsidiary of Borrower, is prohibited from making such a Disposition, and (iii) pursuant to Section 8.01(b), the making by Seller of such Disposition without the consent of Required Lenders would constitute an Event of Default under the Credit Agreement; WHEREAS, the Bridge Loan is an Investment (as defined in the Credit Agreement), (ii) pursuant to Section 7.03 of the Credit Agreement, Seller, as a Subsidiary of Borrower, is prohibited from making such an Investment, and (iii) pursuant to Section 8.01(b), the making by Seller of such Investment without the consent of Required Lenders would constitute an Event of Default under the Credit Agreement; 1

Exhibit 10.4 WHEREAS, pursuant to Section 2.05(b) of the Credit Agreement, in the event of a Disposition, Seller is required to prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds received by Seller from the Sale, to be applied first, to the principal repayment installments of the Term Loan in inverse order of maturity for all such principal repayment installments, and, second, to the Revolving Facility in the manner set forth in clause (vi) of Section 2.05(b) of the Credit Agreement; WHEREAS, Borrower wishes for Required Lenders to Consent to: (i) the Sale, (ii) the Bridge Loan, and (iii) the retention by Seller of the Retained Net Cash Proceeds (as defined in Section 2(c) hereof), in each case subject to the terms and conditions set forth herein, and Required Lenders wish so to consent. NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is hereby agreed as follows: 1. Defined Terms Generally. Capitalized terms used but not otherwise defined in this Consent shall have the meanings ascribed to them in the Credit Agreement. 2. Consents. (a) Notwithstanding Sections 7.05 and 8.01(b) of the Credit Agreement, any other provision of the Credit Agreement, or any of the other Loan Documents to the contrary, subject to the satisfaction of all conditions set forth in Section 6 hereof, Required Lenders hereby consent to and authorize (i) the execution and delivery by Borrower and Seller of the Purchaser Agreement and (ii) the Sale pursuant to and in accordance with the terms of the Purchase Agreement as in effect on the date hereof. (b) Notwithstanding Sections 7.03 and 8.01(b) of the Credit Agreement, any other provision of the Credit Agreement, or any of the other Loan Documents to the contrary, subject to the satisfaction of all conditions set forth in Section 6 hereof, Required Lenders hereby consent to and authorize the Bridge Loan pursuant to and in accordance with the terms of the Loan Agreement as in effect on the date hereof. (c) Notwithstanding Section 2.05(b) of the Credit Agreement, any other provision of the Credit Agreement, or any of the other Loan Documents to the contrary, subject to the satisfaction of all conditions set forth in Section 6 hereof, Required Lenders hereby consent to and authorize Borrower and its Subsidiaries to retain any Net Cash Proceeds of the Sale that may remain following the application by Borrower of the Net Cash Proceeds of the Sale, promptly upon the receipt by Seller, to (i) the Term Loan (and any accrued interest thereon) until repaid in full then (ii) Total Revolving Outstandings until, on a pro forma basis, the Consolidated Leverage Ratio is not more than 2.75x (the “Retained Net Cash Proceeds”). 3. Maintenance of Revolving Commitment. Notwithstanding any prepayment of the Revolving Loan made pursuant to this Consent, the Revolving Commitment shall remain $20,000,000, subject to the terms and conditions of the Credit Agreement, including but 2

Exhibit 10.4 not limited to the decrease in the Revolving Commitment effective as of December 31, 2019, as set forth therein. 4. Ratification. Except as provided for herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein, and acknowledges and agrees that the Obligations, as modified hereby, are and continue to be secured by the Collateral. Borrower warrants and represents to Administrative Agent that as of the date hereof, no Event of Default exists or has occurred and is continuing. 5. Release. In consideration of the agreements of Administrative Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby releases and forever discharges Administrative Agent and the Required Lenders and the respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns of each of the Administrative Agent and the Required Lenders from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, other than Claims arising out of fraud or willful misconduct, arising prior to or on the date hereof, including, but not limited to, any Claims involving the extension of credit under the Credit Agreement or the other Loan Documents, as each may be amended, the Obligations incurred by the Borrower or any other transactions evidenced by or related to the Credit Agreement or any of the other Loan Documents. 6. Conditions Precedent. This Consent shall not be effective (other than Section 2(a)(i) hereof, which is effective upon the execution hereof) until each of the following conditions precedent has been fulfilled to the satisfaction of Administrative Agent: (a) This Consent shall have been duly executed and delivered by the respective parties thereto, and shall be in full force and effect; (b) Each of the conditions precedent to the consummation of the Sale under the Purchase Agreement and Loan Agreement shall have been fulfilled in accordance with the terms thereof or waived with the consent of the Administrative Agent, which consent may not be unreasonably withheld; (c) Administrative Agent shall have received duly executed copies of the Purchase Agreement, Loan Agreement, and any other documentation evidencing the same; and (d) All actions on the part of Borrower and Seller necessary for the legal, valid, binding, and enforceable execution, delivery, and performance by Borrower of this Consent, and by Seller for the legal, valid, binding, and enforceable performance by Seller of the Purchase Agreement and the consummation of the Sale and other transactions contemplated thereby, shall have been duly and 3

Exhibit 10.4 effectively taken, and evidence thereof reasonably satisfactory to Administrative Agent shall have been provided to Administrative Agent. 7. Miscellaneous. (a) This Consent shall be governed by, and construed in accordance with, the laws of the State of New York. (b) This Consent may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. (c) This Consent expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. (d) Any determination that any provision of this Consent or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Consent. (e) Borrower shall pay on demand all costs and expenses of Administrative Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Consent. (f) Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower’s selection in connection with this Consent and is not relying on any representations or warranties of Administrative Agent or its counsel in entering into this Consent. [Remainder of Page Intentionally Left Blank; Signature Pages Follow] 4

Exhibit 10.4 IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as a sealed instrument of the date first written above. ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. By: /s/ NICHOLAS STORTI Name: Nicholas Storti Title: Senior Vice President LENDERS: BANK OF AMERICA, N.A. By: /s/ NICHOLAS STORTI Name: Nicholas Storti Title: Senior Vice President THE WASHINGTON TRUST COMPANY By: __/s/ SCOTT A McCAUGHEY_____ Name: Scott A. McCaughey Title: Vice President BORROWER: KVH INDUSTRIES, INC. By: _/s/ DONALD W. REILLY Name: Donald W. Reilly Title: Chief Financial Officer 5